Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Anthony Wood, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
The Annual Report on Form 10-K of Roku, Inc. for the year ended December 31, 2023, as filed with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
The information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of Roku, Inc.
Date: February 16, 2024

By:	/s/ Anthony Wood
Anthony Wood
President and Chief Executive Officer
(Principal Executive Officer)